Growing Forward Bank of America Roadshow September 2008 Thomas J. Webb Executive Vice President and Chief Financial Officer

This presentation contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" each found in the MANAGEMENT'S DISCUSSION AND ANALYSIS sections of CMS Energy's Form 10-K and Consumers Energy's Form 10-K each for the Year Ended December 31, 2007 and as updated in CMS Energy's and Consumers Energy's Forms 10-Q for the Quarters ended March 31, 2008 and June 30, 2008. These sections discuss important factors that could cause actual results to differ materially from those anticipated in such statements. The presentation may include non-GAAP measures when describing CMS Energy's results of operations and financial performance. If necessary, a reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy expects 2008 reported earnings to be about the same as adjusted earnings. Reported earnings could vary because of gains or charges relating to previously sold assets and business operations or other factors. CMS Energy is not providing reported earnings guidance reconciliation because of the uncertainties associated with those factors.

Improved CMS Profile Predictability restored; risk reduced Exited international businesses Sold MCV and Palisades Solid liquidity; NOLs and AMT credits add value Growth opportunities $6.4 billion investment (2008-2012) Need for new base load generation Healthy utility capital structure Responsible rate increases Good regulatory environment Pending legislation Value Low P/E relative to peers Competitive total return

Consumers Energy Overview Excellent operations Customer value Investment Responsible rate increases Healthy capital structure Fair and timely regulation Consistent strong financial performance Ludington Pumped Storage B C Cobb J H Campbell D E Karn J C Weadock J R Whiting Mio Alcona Cooke Foote Loud 5 Channels Hodenpyl Tippy Rogers Hardy Croton Webber Allegan Electric Gas Combination Zeeland New coal plant Focus Territory Investment growth balances responsible rate increases and healthy capital structure with attractive earnings growth.

Michigan Economy Top Ten Customers New Growth Electric demand increased 1% per year over last 10 years. Electric Gas Combination Hemlock Semiconductor Kaiser Aluminum Corporation MPI Research Spartan Motors, Inc. United Solar Ovonic

Customer Value Coal MCV Gas Nuclear Renewables Pumped Storage Oil Purchases 2008 0.32 0.13 0.23 0.08 0.03 0.1 0.05 0.06 Consumers Energy Coal Gas Nuclear Renewables Pumped Storage Oil Purchases 2006 0.52 0.26 0.08 0.01 0.02 0.06 0.05 9,600 MW MISO 125,000 MW Capacity Fuel Mix -- 2008 Diversified fuel mix minimizes risk and optimizes cost. MCV

Customer Value - Prices 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec MISO (Mo Avg) 38.6 59.48 47.06 49.08 49.11 53.08 44.78 58.15 41.83 50.61 42.7 48.29 CE Mo Avg 34.86 37.28 39.14 40.14 45.07 46.83 43.4 46.81 38.17 44.6 39.26 41.84 2007 Electric Prices vs. MISO CE Price 12% below MISO Average @ $48 Average @ $42 $/MWh Alaska Utah North Dakota Montana CONSUMERS ENERGY Illinois South Dakota MICHIGAN Minnesota California Kentucky Indiana Idaho New Mexico Oklahoma Iowa Arkansas Kansas Ohio Missouri Tennessee Louisiana Washington Nevada New Jersey Pennsylvania West Virginia Oregon Virginia District of Columbia North Carolina Vermont Connecticut Massachusetts Rhode Island New Hampshire Maine Delaware Arizona Alabama Georgia Florida Hawaii Rates 8.74 9.64 9.65 10.14 10.76 10.98 11.07 11.15 11.39 11.62 11.72 11.75 11.85 12.05 12.31 12.36 12.93 13.4 13.5 13.69 13.96 14.21 14.4 14.45 14.65 14.71 14.8 14.95 15.42 15.73 15.8 15.92 16.35 16.6 16.68 16.93 17.07 17.12 17.31 18.6 18.61 21.29 33.69 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 2007 Average Residential Rates - Gas National Average Rate $/Mcf CE Price 25% below National Average CE State Averages Customer prices competitive.

Customer Value - Commodities Natural gas 89% contracted for 2008-2009 heating season 88% fixed price Coal 100% of 2008 and 92% of 2009 contracted or hedged Multi-year transportation contracts in place Electric 100% of 2008 supply requirement in place 98% of 2009 contracted or hedged Commodity requirements hedged through pre-determined process with MPSC.

Balanced Energy Initiative 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Existing Fleet with Retirements 7841 7841 7841 7841 7841 7841 7030 7030 7030 6702 6702 6702 6702 6702 6702 6702 6702 Existing Renewables 284 284 284 284 284 284 284 284 284 284 284 284 284 284 284 284 284 Short-term purchases 604 604 Zeeland 901 901 901 901 901 901 901 901 901 901 901 901 901 901 901 901 901 New Clean Coal Plant 0 0 0 0 0 0 500 500 500 500 500 500 500 500 500 500 500 Capacity shortfall 0 10 591 555 525 501 781 797 800 1147 1179 1240 1300 1362 1421 1483 1545 Net requirements 50 50 50 50 50 50 50 50 50 50 50 50 50 50 50 50 50 Reserve required 22 29 37 44 51 58 66 73 81 88 94 97 100 106 106 109 112 Interruptibles 300 300 300 300 300 300 300 300 300 300 300 300 300 300 300 300 300 New Renewables 0 0 53 106 160 216 271 280 281 284 284 289 283 295 299 303 306 Load Management 0 46 89 130 170 207 242 276 308 338 357 360 363 366 369 372 375 Energy Efficiency 0 24 48 73 98 123 158 192 226 261 295 320 345 370 394 418 442 Total requirements 50 50 50 50 50 50 50 50 50 50 50 50 50 50 50 50 50 Surplus capacity 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Energy Efficiency New Renewables New Clean Coal Plant Existing Generation Resources Zeeland Gas Plant Load Management Interruptibles GAP Capacity, MW 0 New base load generation capacity needed.

Investment Approach Utility investment provides customer benefits: O&M cost reductions Fuel cost reduction Reliability improvement Efficiency increases and customer value Reductions provide headroom for rate base and equity growth Fair and timely rate relief key to achieving plan $6.4 billion investment balances affordable rate increases, capital structure, and earnings growth.

2007 2008 2009 2010 2011 2012 Depreciation 7.534 7.173 6.785 6.366 5.918 5.436 4.926 Maintenance 0.429 0.866 1.413 1.937 2.444 2.911 Customer growth 0.091 0.173 0.258 0.344 0.433 0.525 Environmental 0.107 0.215 0.278 0.368 0.517 0.669 Gas compression/pipelines 0 0.018 0.087 0.171 0.217 0.232 Electric reliability and other 0 0.025 0.083 0.151 0.219 0.335 Zeeland plant 0.043 0.519 0.519 0.519 0.519 0.519 Renewables/energy efficiency 0 0.009 0.031 0.057 0.101 0.212 AMI 0.004 0.03 0.076 0.143 0.268 0.506 Coal plant 0.004 0.011 0.018 0.03 0.156 0.428 Coal Plant Alternative Rate Base with Coal Plant Bils $ Present Rate Base Average 2007 2008 2009 2010 2011 2012 Rate Base (bils) $7.9 $8.7 $9.1 $9.7 $10.4 $11.3 Rate base growth substantial with or without clean coal plant. Utility Investment Plan 7%

Energy Legislation PA141 Reform - HB 5524 Addresses electric choice, file and use, rate deskewing, and certificate of need process RPS and Energy Efficiency - SB 213 Address RPS standards and energy efficiency Bills have been sent to conference committee to resolve differences Broad support from Michigan Chamber of Commerce, Michigan Manufacturers Association, business leaders, labor unions, the MPSC and Governor Bills balance need for regulatory certainty with customer interests.

Regulatory Update Closed filings MCV Settlement U-15320 - June 2008 Electric Rate Case U-15245 - June 2008 Recent filings Gas Rate Case U-15506 Seeking $91 million base rate increase; 11% ROE Staff recommends $36 million; 10.45% ROE Upcoming filings Electric Rate Case

Enterprises Assets Kalamazoo River Craven Exeter Filer City Livingston Grayling Genesee DIG Investments focused on U.S. renewables. Renewables - 939 Gross MWs Other - 224 Gross MWs

Liquidity - September 15, 2008 Adequate liquidity at Parent and Utility. _ _ _ _ _ a Includes proceeds from $350 million FMB offering

Debt Maturity Profile a Millions $ _ _ _ _ _ a Excludes Palisades financing obligation, securitization bonds, capital leases, DOE liability and CMS Enterprises 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 and Beyond 2021 2022 2023 2024 2025 & Beyond 2026 2027 2028 2029 2030 2031 2032+ Consumers Energy 409 350 308 0 300 375 200 225 350 250 498 350 655 0 0 0 0 357 0 0 141033 0 0 128866 0 CMS Energy 150 0 300 588 150 150 0 125 0 250 0 0 0 0 0 0 0 178 0 117835 0 0 0 0 0 9-9-08 Average Amount Rate (bils) CMS Energy $1.7 6.0% Consumers Energy 3.9 5.3 Debt Revolver: Parent $550 Consumer 650 Backup capacity to cover Parent debt refinancing in place. Convertibles Convertibles

Consistent financial performance Fair and timely regulation Utility investment Customer value Safe, excellent operations 16 Long-term Objectives